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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
              As of and for the year ended September 30, 1998

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Distributions
Class A1                                        25,490,611.06
Class A2                                        41,389,652.74
Class A3                                         4,705,409.38
Class B                                          4,998,721.88
                                             ----------------
     Total                                      76,584,395.06

Interest Allocations
Class A1                                        25,419,999.96
Class A2                                        41,274,999.96
Class A3                                         4,692,375.00
Class B                                          4,984,875.00
                                             ----------------
     Total                                      76,372,249.92

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                         2,118,333.33
Class A2                                         3,439,583.33
Class A3                                           391,031.25
Class B                                            415,406.25
                                             ----------------
     Total                                       6,364,354.16

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                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
               As of and for the year ended September 30, 1998

Outstanding Principal Balance
Class A1                                       410,000,000.00
Class A2                                       650,000,000.00
Class A3                                        72,750,000.00
Class B                                         73,850,000.00
                                             ----------------
     Total                                   1,206,600,000.00

Reimbursed Loss Amounts
Class A1                                         2,782,236.41
Class A2                                         4,410,862.60
Class A3                                           493,677.31
Class B                                            501,141.86
                                             ----------------
     Total                                       8,187,918.18

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         4,100,000.97
Class A2                                         6,499,671.22
Class A3                                           727,657.83
Class B                                            738,738.92
                                             ----------------
     Total                                      12,066,068.94

Distributions To Transferor                     22,936,430.74
Allocations To Transferor                                0.00
Aggregate Net Investment Value               1,231,231,519.20
Payments Ahead                                   3,287,478.85
Change in Payments Ahead from the
     previous year - increase/(decrease)           625,159.27
Servicer Advances                                4,116,463.34